FOMO CORP.

. . .A PUBLICLY TRADED COMPANY FOCUSED ON BUSINESS INCUBATION AND ACCELERATION.

PRESENTATION JUNE 30, 2021

OTC: FOMC

SHAREHOLDER UPDATE 06-30

- FOMO CORP. (FOMC) has completed the "clean-up" phase of the turnaround.
- Brought SEC current; all default debt retired; Auctus litigation settled.
- Acquired Purge Virus, Independence LED and Energy Intelligence Center; hired operating professional to run businesses and implement structure/controls.
- Acquisitions of LED Funding IV / Lux Solutions on track; extended to 08/01 while SEC reviews S1 filing (up to 30 days response time w/no comments); SDS timing TBD.
- In discussions with family office with $800 million capital that has invested in peers; under NDA and reviewing announced and targeted acquisitions.
- Hired strategic outreach firm with database for marketing of products and revamp of web strategy.
- Took control of HMLA vehicle, bringing current to spin-out Kanab Club as its own pure-play Internet business. Adding modules for referrals, content, e-commerce, sports betting, casino games, mobile apps iOS Android.

SMARTGUARD ENERGY

- Formed SmartGuard Energy LLC acquisition subsidiary in WY;
- Reserved shares at transfer agent for equity component;
- S1/A2 filed w/SEC 06/24; 1.5BN shares .002 and 500MM warrants .004 (up to $5MM);
- One investor Tysadco Partners managing the books, no other participation;
- 175 projects in the sales funnel 10%-90%+;
- Outsize customers and bids:
  - Large casino operator increasing audit/design work which can lead to $20-25MM total revenues exclusive of LED HVAC and disinfection sales;
  - $250MM solar rooftop power purchase agreement in SoCal;
  - Puerto Rico government contract up to $130MM (two bidders); waiting to exit BK.

SMARTGUARD DISINFECTION

- Definitive agreement to purchase 19.99% of SmartGuard-Solutions LLC (SGS).
- 1MM Pref B shares, $2.5MM cash, $2.5MM seller note.
- USA exclusive distribution of UVC disinfection fans with Italian manufacturer.
- As a Service model that generates significant lifetime value per account; significant profits after Y1 covers expenses.
- Direct sales and reseller channel model – Elite (14 state cleaning provider), GermWorks (disinfection services), other in the works.
- Commercial real estate strategy – Cushman Wakefield, CBRE, regional operators.
- Vetted by US NAVY, targeting PCS lab testing companies, banks, retail, grocery chains, other.

OTHER M&A AND JV

- Talking to spin-out global autonomous vacuum provider with several hundred million invested in R&D for disinfection robots as a service ("RaaS") trial.
- Analyzing SmartGuard's RaaS business and discussions with CyberClean Systems, a provider of robotic cleaning solutions.
- Discussions nationwide multi-disciplinary architectural design consulting engineering firm w/150MM sq ft commercial real estate under LT contracts.
- Regional low voltage security contractors to add in house install and cross-sell.
- Federal govt. contractors with access to disabled service veteran business.
- UVC disinfection and LED providers to add scope and scale.
- Took control of HMLA bringing current; targeting spin-out of Kanab Club.

OPERATIONAL CLEAN-UP

- Hired John Conklin, 30-year industry exec/pro, to run operations of Purge Virus LLC and newly formed Energy Intelligence Center (WY) which owns EIC and Independence LED assets.
- Revamping direct sales force; enhancing sales materials, restructuring flow of web properties, implemented sales performance goals incl. stock option plan and bonus awards.
- Interviewing Head of Sales to take direct sales and channel management to the next level.
- Hired Global Careers Network led by founders of Myspace.com and Recruiter.com to implement targeted email campaign to 600MM database incl. 6.1MM+ LinkedIn execs/contacts.
- Focus sales force on monthly sales goals with minimum margin requirements.
- Capital raise will further boost sales by allowing FOMO companies to warranty work and materials for performance and cost savings to customers.
- Analyzing As a Service model for disinfection, lighting, energy management software.

FINANCING PLAN

- Terminated CA fund as they did not commit to fund under .005 but wanted $120K in cash sent to them for potential expenses.
- S1/A2 filed June 24; expecting comments within 30; 1.5BN shares .002 and 500MM warrants .004.
- Tysadco has funded $50K in Series A Preferred, $250K in restricted common stock and committing another $250K with S1/A2 on file; committed for the long-term.
- GS Capital and PowerUp friends of the Company and its affiliate HMLA and providing capital for runway while larger transactions make headway.
- In discussions with $800MM family office invested in the space to fund M&A; NDA signed; interested in buying four existing debentures out and funding $5-10MM; can go as large as $50MM for the right transaction(s).
- Targeting uplist to OTCQB 2021; NASDAQ in 2022 on major event (outsize M&A or other).